SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of report (Date of earliest event reported): August 6, 2002



                              CARVER BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                     0-21487                   13-3904174
        --------                     -------                   ----------
    (State or other             (Commission File             (IRS Employer
    jurisdiction of                  Number)               Identification No.)
     incorporation)


                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (212) 876-4747
                                                           ---------------



                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since 1st report)

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ITEMS 1 THROUGH 4, 6, 8 AND 9.  NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

         Carver Bancorp, Inc., a Delaware corporation ("Carver"), announced on August 6, 2002 that its board of directors has approved a program (the "Stock Repurchase Program") to repurchase up to ten percent (10%) of its issued and outstanding shares of common stock, par value $0.01 per share, outstanding as of May 31, 2002, depending on the market conditions, prudent capital management and other factors.

         Share repurchases under the Stock Repurchase Program will be made from time to time and are expected to be effected through registered broker-dealers on the open market, in block trades and in compliance with all applicable laws and regulations. No timetable has been set for the repurchases. As of May 31, 2002, Carver had 2,316,358 shares of common stock outstanding.

         Carver will use the repurchased shares to fund its stock-based benefit and compensation plans as well as other purposes the board of directors deems advisable in compliance with applicable law.

Forward-Looking Statements

Statements made herein concerning the new stock repurchase program are forward-looking statements. Actual results could differ materially due to the following risks and uncertainties: deteriorating economic conditions; market volatility in the securities markets; legislative or regulatory developments; and other risks and uncertainties discussed in Carver's reports filed from time to time with the Securities and Exchange Commission. Carver cautions readers not to place undue reliance on these statements. Carver undertakes no obligation to publicly release or update any of these statements.

         The press release issued by Carver on August 6, 2002 announcing the Stock Repurchase Program is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:


      EXHIBIT NO.                      DESCRIPTION
      -----------                      -----------

         99.1                          Press release, dated August 6, 2002

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CARVER BANCORP, INC.


                                   By: /s/ Deborah C. Wright
                                      ----------------------------------
                                           Deborah C. Wright
                                           President and Chief Executive Officer






Dated:  August 9, 2002

                                  EXHIBIT INDEX

      EXHIBIT NO.                            DESCRIPTION
      -----------                            -----------

         99.1                                Press release, dated August 6, 2002